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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
------------                                                        ------------
   NUMBER                                                              SHARES

------------                                                        ------------
                                     FMAC

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 35181D 10 8
This certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                        THE PAR VALUE OF $.001 EACH OF

_________________    FRANCHISE MORTGAGE ACCEPTANCE COMPANY   _________________

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file in the principal office of the Corporation and the Transfer Agent, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                                   CORPORATE
     /s/ Raedelle Walker             SEAL               /s/ Wayne L. Knyal
                                     1991
EXECUTIVE VICE PRESIDENT/CFO       DELAWARE                PRESIDENT/CFO



                                             Countersigned and Registered
                                               U.S. STOCK TRANSFER CORPORATION
                                                    Transfer Agent and Registrar

                                             By

                                                     AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common


UNIF GIFT MIN ACT -___________ Custodian ___________
                      (Cust)               (Minor)
                   under Uniform Gifts to Minors Act

                   _________________________________
                                (State)

    Additional abbreviations may also be used though not in the above list.

For Value received                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
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       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

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__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the promises.

Dated:____________________________         ____________________________________
                                                        SIGNATURE

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED


By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.
PURSUANT TO S.E.C. RULE 17Ad-15.